                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)       APRIL 25, 2005
                                                     --------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          1-13953                                        65-0773649
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 (Commission File Number)                     (IRS Employer Identification No.)

            7500 GRACE DRIVE
           COLUMBIA, MARYLAND                                          21044
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.01         Entry into a Material Definitive Agreement

Alfred E. Festa Employment Agreement

         On April 25, 2005, the U.S. Bankruptcy Court for the District of
Delaware approved an employment agreement dated January 19, 2005 between W. R.
Grace & Co. and Alfred E. Festa (the "Festa Agreement"), providing for Mr.
Festa's service as President and Chief Executive Officer of W. R. Grace & Co.
effective June 1, 2005. The term of the Festa Agreement is for four years, ending on May 31, 2009. Under the Festa Agreement, Mr. Festa is entitled to an initial base annual salary of $760,000. His targeted award under Grace's annual incentive compensation plan for 2005 and each calendar year thereafter is 100%
of his base salary earned during the applicable year (or greater, as determined by the Grace Board of Directors). He will also continue to participate in the
Grace long-term incentive programs ("LTIPs"). Under a proposed 2005 LTIP (which would cover the 2005-2007 performance period), Mr. Festa's targeted award would be $1,690,000.

         If Mr. Festa's employment is terminated by Grace without cause, or by him as a result of constructive discharge, prior to the expiration of the Festa
Agreement, he would be entitled to a severance payment equal to 2 times a dollar amount equal to 175% of his annual base salary at the time of his termination.

         The Festa Agreement also provides that Mr. Festa will be entitled to a retention payment of $1,750,000, payable in two installments. The first installment in the amount of $750,000 would be paid on November 13, 2007, and
$1,000,000 would be paid November 13, 2008. Mr. Festa would not be entitled to any installment of the retention payment if his employment with Grace is terminated prior to the date the installment is scheduled for payment, except in the case where his termination occurs after Grace emerges from Chapter 11 and is the result of (i) his resignation as a result of constructive discharge, (ii)
termination by Grace not for cause, or (iii) his death or disability. In the event Grace emerges from its Chapter 11 bankruptcy prior to May 13, 2007, the
Festa Agreement provides for $750,000 of the retention payment to be paid six months after the date Grace emerges from Chapter 11, and the remaining
$1,000,000 of the retention payment to be paid 18 months after such emergence.
The Festa Agreement is attached as Exhibit 10.1 to this Report.

Paul J. Norris Consulting Agreement

         On April 25, 2005, the U.S. Bankruptcy Court for the District of
Delaware approved an agreement dated January 19, 2005 between W. R. Grace & Co.
and Paul J. Norris, (the "Norris Agreement") providing for Mr. Norris to perform consulting services to Grace on Chapter 11

reorganization matters following his retirement as Chief Executive Officer on
May 31, 2005. (Mr. Norris will remain as non-executive Chairman of the Board of
Directors.) Under the Norris Agreement, Mr. Norris would initially be paid a monthly retainer equal to $35,416.67 (i.e., $425,000 per year), provided that the retainer would be subject to adjustment downward if Mr. Norris dedicates significantly less than one-half of a regular 40 hour work week to perform his duties under the Norris Agreement. It is anticipated that Mr. Norris will continue to provide services under the Norris Agreement until Grace emerges from
Chapter 11 protection, provided that the Agreement may be terminated by the
Grace Board of Directors or Mr. Norris at any time upon 30 days' written notice, without the obligation to make any post-termination payments, and in any event will terminate 90 days after Grace emerges from Chapter 11. During the period of the Norris Agreement, Mr. Norris will have access to office space and administrative services at Grace's Columbia headquarters. In addition, during this period and so long as he remains a director, Mr. Norris would be eligible to receive the same compensation payable to other non-employee directors of the
Company. The Norris Agreement is attached as Exhibit 10.2 to this Report.

Richard C. Brown Employment Agreement

         On April 26, 2005 W. R. Grace & Co. and Richard C. Brown entered into an agreement (the "Brown Agreement") dated April 22, 2005 providing for Mr.
Brown's employment as a Vice President of W. R. Grace & Co. and President of its
Performance Chemicals business segment effective May 1, 2005. Under the terms of the Brown Agreement Mr. Brown will receive a "sign-on" bonus of $350,000 payable on May 12, 2005 (which he agrees to re-pay if he terminates his employment with the Company anytime before May 1, 2006). He will receive an initial base salary of $375,000. He will also be entitled to participate in Grace's annual incentive compensation program; for the 2005 calendar year he will be guaranteed a minimum payout of $285,000 under such program. In addition, he will receive targeted awards under the Company's long-term incentive programs (the "LTIPs") as follows: $335,000 for the 2005-2007 performance period (subject to approval by the Bankruptcy Court of the Company's 2005-2007 LTIP), $400,000 for the
2004-2006 performance period and $400,000 for the 2003-2005 performance period.
Any awards under the LTIPs will be prorated to reflect the actual time during the applicable performance period that Mr. Brown was an employee of the Company.

         The agreement also provides that Mr. Brown will receive a severance payment equal to 1.5 times his annual base salary, if he is involuntarily terminated by the Company under conditions that would entitle him to severance under the general severance pay plan for the Company's salaried employees.

         In addition, the agreement provides that Mr. Brown will receive a supplemental pension benefit (in addition to any pension benefit that he may otherwise accrue under the Grace Salaried Retirement Plan and Grace Supplemental
Retirement Plan (the "Grace Retirement Plans")), which will be calculated by applying the benefit formula of the Grace Retirement Plans to additional years of credited service, as follows: Mr. Brown will be credited with an additional year of credited service for each year he remains an employee of the Company for the first four years of his employment, and with six additional years of service as of his fifth anniversary of employment with the Company (provided he is still employed by the Company as of that

anniversary), for a maximum total of 10 additional years of credited service. If
Mr. Brown is terminated not for cause prior to such fifth anniversary, he will be entitled to a prorated portion of the supplemental pension benefit. The supplemental pension benefit will be paid to Mr. Brown from the general assets of the Company. The Brown Agreement is attached as Exhibit 10.3 to this report.

Annual Incentive Compensation Plan Targeted Awards

         On April 27, 2005 the Board of Directors of Grace approved 2005 annual incentive compensation award targets for the executive officers and other management employees. The targets for the executive officers (other than Fred
Festa and Richard Brown, whose annual incentive compensation awards are governed by their respective employment agreements) range from 65% to 78% of base salary and may not exceed twice such amounts. In order to achieve the targeted awards,
Grace's 2005 pretax operating income, after certain adjustments, must be 10%
higher than 2004 pretax operating income (after applying the same types of adjustments). No awards will be earned if 2005 pretax operating income is less then 80% of 2004 pretax operating income.

Item 5.03         Amendments to Articles of Incorporation or By-laws; Change in
                  Fiscal Year

         On April 27, 2005 the Board of Directors of Grace approved amendments to Grace's By-laws to provide that the Chairman need not be the Chief Executive
Officer of the company. These amendments were adopted in contemplation of the
May 31, 2005 retirement of Paul J. Norris as Chief Executive Officer of Grace;
Mr. Norris will remain a non-executive Chairman.

Item 9.01         Financial Statements and Exhibits

       (c)        Exhibits

       Exhibit No.

       3.1        Amended and Restated By-laws of W. R. Grace & Co.
       10.1       Alfred E. Festa Employment Agreement
       10.2       Paul J. Norris Consulting Agreement
       10.3       Richard C. Brown Employment Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                ----------------------------
                                                        (Registrant)

                                                By    /s/ Mark A. Shelnitz
                                                   -------------------------
                                                        Mark A. Shelnitz
                                                         Secretary

Dated:  April 29, 2005